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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: JULY 9, 1998


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                              STARBUCKS CORPORATION
             (Exact name of registrant as specified in its charter)

          WASHINGTON                    0-20322                 91-1325671
 (State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)

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                             2401 UTAH AVENUE SOUTH
                            SEATTLE, WASHINGTON 98134
  (Address of principal executive offices, including zip code, of Registrants)

                                 (206) 447-1575
              (Registrants' telephone number, including area code)



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ITEM 5. OTHER EVENTS

        On May 28, 1998, Starbucks Corporation ("Starbucks" or the "Company") completed the acquisition of all of the equity interests of Seattle Coffee Holdings Limited ("Seattle Coffee") in a transaction accounted for as a pooling of interests. This Current Report on Form 8-K contains audited supplemental consolidated financial statements as of September 28, 1997 and September 29, 1996, and for each of the three years in the period ended September 28, 1997, which have been restated as if Starbucks and Seattle Coffee had been combined for all periods presented. This Current Report on Form 8-K also contains unaudited supplemental consolidated financial statements for the first and second fiscal quarters of 1998 (the periods ending December 28, 1997and March 29, 1998, respectively), which have also been restated as if Starbucks and Seattle Coffee had been combined for such periods.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)Financial Statements.

           The following supplemental consolidated financial statements of Starbucks and its wholly owned subsidiaries, including Seattle Coffee, prepared under the pooling of interests method of accounting are filed as part of this
Report:


Financial Statements for Fiscal Year 1997

Independent Auditors' Report

Supplemental Consolidated Balance Sheets at September 28, 1997 and
      September 29, 1996

Supplemental Consolidated Statements of Earnings for the Years Ended September
      28, 1997, September 29, 1996 and October 1, 1995

Supplemental Consolidated Statements of Cash Flows for the Years Ended September
      28, 1997, September 29, 1996 and October 1, 1995

Supplemental Consolidated Statements of Shareholders' Equity for the Years Ended
      September 28, 1997, September 29, 1996 and October 1, 1995

Notes to Supplemental Consolidated Financial Statements for the Years Ended
      September 28, 1997, September 29, 1996 and October 1, 1995


Financial Statements for the First Fiscal Quarter of 1998

Supplemental Consolidated Statements of Earnings for the 13 weeks Ended
      December 28, 1997 and December 29, 1996

Supplemental Consolidated Balance Sheets at December 28, 1997 and
      September 28, 1997

Supplemental Consolidated Statements of Cash Flows for the 13 weeks Ended
      December 28, 1997 and December 29, 1996

Notes to Supplemental Quarterly Consolidated Financial Statements for the 13
      Weeks Ended December 28, 1997 and December 29, 1996


Financial Statements for the Second Fiscal Quarter of 1998 Supplemental

Consolidated Statements of Earnings for the 13 and 26 weeks Ended
      March 29, 1998 and March 30, 1997

Supplemental Consolidated Balance Sheets at March 29, 1998 and
      September 28, 1997

Supplemental Consolidated Statements of Cash Flows for the 26 weeks Ended March
      29, 1998 and March 30, 1997

Notes to Supplemental Quarterly Consolidated Financial Statements for the 13 and
      26 Weeks Ended March 29, 1998 and March 30, 1997


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        (c)Exhibits.

           Exhibit No.                 Description
           -----------                 -----------

               23           Consent of Deloitte & Touche LLP

               27           Financial Data Schedules

               99           Supplemental Consolidated Financial Statements



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Starbucks Corporation
                                              (Registrant)



Dated:  July 8, 1998                          /s/ Michael Casey
                                              -----------------------------
                                              By:  Michael Casey
                                                   executive vice president,
                                                     chief financial officer
                                                     and chief administrative
                                                     officer


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                                  EXHIBIT INDEX


Exhibit No.    Description                                       Page No.
-----------    -----------                                       --------

23             Consent of Deloitte & Touche                      6

27             Financial Data Schedules                          7

99             Supplemental Consolidated Financial Statements    F-1-F-32

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